UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

Sezzle Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56267	81-0971660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 N 1st Avenue
Ste. 200
Minneapolis, MN 55401
(Address of principal executive offices, including zip code)

+1 (651) 504 5294
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions

On May 15, 2023 (Central Daylight Time), Sezzle Inc. (the “Company”) issued a press release. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference. Additionally, on May 15, 2023 (Central Daylight Time), the Company is holding a conference call to discuss its fourth quarter and annual results of operations for the period ending March 31, 2023. A copy of management’s presentation materials is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 2.02.

The information in this Form 8-K (including Exhibit 99.1 and Exhibit 99.2 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

On March 10, 2023, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware to effectuate, effective March 11, 2023, a one-for-thirty-eight reverse stock split of the shares of the Company’s common stock, par value $0.00001 per share.

As a result of the reverse stock split, effective as of 9:01 am Central Daylight Time on March 11, 2023, every thirty-eight shares of common stock then-issued and outstanding will be automatically combined into one share of common stock, with no change in par value per share. No fractional shares will be outstanding following the reverse stock split and any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share of common stock. The total number of shares of common stock authorized for issuance will not be changed by the reverse stock split.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

The information set forth in Item 2.02 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation of Sezzle Inc.
99.1	Press Release of the Company, dated May 16, 2023 (Australian Eastern Standard Time).
99.2	Presentation of the Company, dated May 16, 2023 (Australian Eastern Standard Time).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEZZLE INC.

Dated: May 15, 2023	By:	/s/ Charles Youakim
Charles Youakim
Chief Executive Officer